                                                            Exhibit 99.1(a)(ii)



            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                      JUNE 30, 1998 AND DECEMBER 31, 1997
                                  (Unaudited)
                 (dollars in thousands, except per share data)


                                                                                         June 30,    December 31,
                                                                                          1998          1997
                      Assets                                                              ----          ----
                      ------
Cash and amounts due from banks                                                     $   345,921    $   350,214
Interest-bearing deposits in other banks                                                  2,081         36,164
Short-term investment securities                                                         35,404         25,933
                                                                                    -----------    -----------
     Cash and cash equivalents                                                          383,406        412,311

Securities available for sale, at fair value                                            783,029        813,085
Securities held to maturity                                                              58,557         58,299
Mortgage-backed securities available for sale, at fair value                          8,037,170      5,076,598
Mortgage-backed securities held to maturity                                           1,143,112      1,337,877
Loans held for sale, net                                                              1,725,497      1,483,466
Loans receivable, net                                                                18,626,425     19,424,410
Investment in Federal Home Loan Bank ("FHLB") System                                    540,127        468,191
Office premises and equipment, net                                                      179,278        159,349
Foreclosed real estate, net                                                              64,892         76,997
Accrued interest receivable                                                             207,422        188,203
Intangible assets (net of accumulated amortization of
     $83,523 in 1998 and $60,294 in 1997)                                               656,177        675,927
Mortgage servicing rights                                                               669,056        536,703
Other assets                                                                            975,877        650,740
                                                                                    -----------    -----------
          Total assets                                                              $34,050,025    $31,362,156
                                                                                    ===========    ===========


                  Liabilities, Minority Interest and Stockholder's Equity
                  -------------------------------------------------------
Deposits                                                                            $16,044,288    $16,202,605
Securities sold under agreements to repurchase                                        2,861,604      1,842,442
Borrowings                                                                           12,739,591     11,232,530
Other liabilities                                                                       729,599        702,959
                                                                                    -----------    -----------
          Total liabilities                                                          32,375,082     29,980,536
                                                                                    -----------    -----------

Commitments and contingencies                                                                --             --

Minority interest                                                                     1,213,967      1,175,704

Stockholder's equity:
      Common stock, $1.00 par value, 1,000 shares
          authorized, issued and outstanding                                                  1              1
      Additional paid-in capital                                                             --             --
      Net unrealized holding gain on securities available for sale                       22,481         28,129
      Retained earnings (substantially restricted)                                      438,494        177,786
                                                                                    -----------    -----------
          Total stockholder's equity                                                    460,976        205,916
                                                                                    -----------    -----------
          Total liabilities, minority interest and stockholder's equity             $34,050,025    $31,362,156
                                                                                    ===========    ===========


See accompanying notes to unaudited consolidated financial statements.

            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                    SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                  (Unaudited)
                                 (in thousands)


                                                                                            1998              1997
                                                                                            ----              ----
Interest income:
         Loans receivable                                                               $ 761,340          $ 779,663
         Mortgage-backed securities available for sale                                    178,529            134,432
         Mortgage-backed securities held to maturity                                       47,433             58,869
         Loans held for sale                                                               58,230             37,627
         Securities available for sale                                                     28,286             25,278
         Securities held to maturity                                                        1,572                929
         Interest-bearing deposits in other banks                                           1,571              3,790
                                                                                        ---------          ---------
                  Total interest income                                                 1,076,961          1,040,588
                                                                                        ---------          ---------

Interest expense:
         Deposits                                                                         355,202            374,787
         Securities sold under agreements to repurchase                                    57,049             72,786
         Borrowings                                                                       369,151            287,290
                                                                                        ---------          ---------
                  Total interest expense                                                  781,402            734,863
                                                                                        ---------          ---------
                  Net interest income                                                     295,559            305,725
Provision for loan losses                                                                  20,000             39,900
                                                                                        ---------          ---------
                  Net interest income after provision for loan losses                     275,559            265,825
                                                                                        ---------          ---------

Noninterest income:
         Loan servicing fees, net                                                          71,363             74,979
         Customer banking fees and service charges                                         51,197             46,752
         Gain on sale of loans, net                                                        36,124             11,358
         (Loss) gain on sale of branches                                                      (86)             1,069
         Loss on sale of assets, net                                                         (181)              (214)
         Dividends on FHLB stock                                                           14,562             11,975
         Other income                                                                      11,755             15,368
                                                                                        ---------          ---------
                  Total noninterest income                                                184,734            161,287
                                                                                        ---------          ---------

Noninterest expense:
         Compensation and employee benefits                                               127,620            127,502
         Occupancy and equipment                                                           41,406             40,844
         Savings Association Insurance Fund deposit insurance premium                       5,054              5,450
         Loan expense                                                                      23,500             33,966
         Marketing                                                                          9,914              7,684
         Professional fees                                                                 19,609             22,198
         Data processing                                                                    6,897              6,182
         Foreclosed real estate operations, net                                            (5,138)              (857)
         Amortization of intangible assets                                                 23,229             24,595
         Other                                                                             50,626             57,804
                                                                                        ---------          ---------
                  Total noninterest expense                                               302,717            325,368
                                                                                        ---------          ---------


Income before income taxes and minority interest                                          157,576            101,744
Income tax (benefit) expense                                                             (223,818)            19,218
                                                                                        ---------          ---------
Income before minority interest                                                           381,394             82,526
Minority interest                                                                         118,660             62,900
                                                                                        ---------          ---------
                  Net income                                                            $ 262,734         $   19,626
                                                                                        =========         ==========


See accompanying notes to unaudited consolidated financial statements.

            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                    SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                  (Unaudited)
                                 (in thousands)


                                                         1998           1997
                                                         ----           ----
Net income                                             $262,734       $19,626

Other comprehensive income, net of tax:
  Unrealized holding (loss) gain on securities
  available for sale:
    Unrealized holding (loss) gain arising               (5,196)        5,444
      during the period
    Less: reclassification adjustment for gains
      included in net (loss) gain                          (452)           (3)
                                                       --------       -------
  Other comprehensive (loss) income                      (5,648)        5,441
                                                       --------       -------
Comprehensive income                                   $257,086       $25,067
                                                       ========       =======


See accompanying notes to unaudited consolidated financial statements.

            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (Unaudited)
                                 (in thousands)


                                                                   Net unrealized
                                                    Additional    holding gains on                       Total
                                         Common      paid-in        securities         Retained      stockholder's
                                         stock       capital     available for sale    earnings          equity
                                         -----      ----------   ------------------    ---------     -------------
Balance at December 31, 1997              $1           $ --             $28,129         $177,786         $205,916

Net income                                --             --                  --          262,734          262,734

Capital contribution                      --             28                  --               --               28

Redemption of Additional FN
   Holdings Preferred Stock               --             --                  --              630              630

Dividends to parent                       --            (28)                 --           (2,656)          (2,684)

Change in net unrealized
   holding gains on securities
   available for  sale                    --             --              (5,648)              --           (5,648)
                                          --           ----             -------         --------         --------
Balance at June 30, 1998                  $1           $ --             $22,481         $438,494         $460,976
                                          ==           ====             =======         ========         ========



  See accompanying notes to unaudited consolidated financial statements.

            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                    SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                  (Unaudited)
                                 (in thousands)



                                                                                       1998             1997
                                                                                       ----             ----
Cash flows from operating activities:
Net income                                                                         $  262,734      $    19,626
Adjustments to reconcile net income to net cash (used in)
provided by operating activities:
  Amortization of intangible assets                                                    23,229           24,595
  Accretion of purchase accounting premiums and discounts, net                         (3,675)          (9,882)
  Accretion of discount on borrowings                                                     372              372
  Amortization of mortgage servicing rights                                            57,074           51,070
  Provision for loan losses                                                            20,000           39,900
  Loss on sales of assets, net                                                            181              214
  Loss (gain) on sale of branches                                                          86           (1,069)
  Gain on sales of foreclosed real estate, net                                         (8,403)          (7,191)
  Loss on sale of loans, net                                                           65,491           51,816
  Depreciation and amortization of office premises and equipment                       11,225            7,603
  Amortization of deferred debt issuance costs                                          4,351            3,379
  FHLB stock dividends                                                                (14,562)         (11,975)
  Capitalization of originated mortgage servicing rights
    and excess servicing fees receivable                                             (101,615)         (63,174)
  Purchases and originations of loans held for sale                                (4,847,904)      (3,024,959)
  Proceeds from the sale of loans held for sale                                     4,537,939        2,962,052
  (Increase) decrease in other assets                                                (335,037)         107,353
  Increase in accrued interest receivable                                             (18,649)         (15,004)
  Increase (decrease) in other liabilities                                             31,358             (733)
  Minority interest                                                                   118,660           59,048
                                                                                   ----------      -----------
    Net cash (used in) provided by operating activities                              (197,145)         193,041
                                                                                   ----------      -----------



See accompanying notes to unaudited consolidated financial statements.

                                                                     (Continued)

           FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                    SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                  (Unaudited)
                                (in thousands)



                                                                                        1998             1997
                                                                                        ----             ----
Cash flows from investing activities:
  Acquisitions:
    Cal Fed Acquisition                                                         $         --      $  (161,196)
    GSAC Acquisition                                                                 (13,577)              --
    Mortgage loan servicing rights and operations                                         --           (7,728)
  Purchases of securities available for sale                                        (513,957)        (607,845)
  Proceeds from maturities of securities available for sale                          549,442          204,888
  Purchases of securities held to maturity                                              (615)         (58,149)
  Proceeds from maturities of securities held to maturity                                357            4,374
  Purchases of mortgage-backed securities available for sale                      (4,083,863)      (1,743,072)
  Principal payments on mortgage-backed securities available for sale              1,107,314          345,823
  Proceeds from sales of mortgage-backed securities available for sale                 3,253           22,184
  Principal payments on mortgage-backed securities held to maturity                  194,445          136,207
  Net decrease in loans receivable                                                   728,600          652,385
  Purchases of FHLB stock, net                                                       (71,936)              --
  Purchases of office premises and equipment                                         (37,221)         (24,264)
  Proceeds from disposal of office premises and equipment                              5,840            1,828
  Proceeds from sales of foreclosed real estate                                       76,424           67,216
  Purchases of mortgage servicing rights                                             (63,628)         (21,230)
                                                                                  ----------       ----------
      Net cash flows used in investing activities                                 (2,119,122)      (1,188,579)
                                                                                  ----------       ----------

Cash flows from financing activities:
  Branch Sales                                                                            --          (21,683)
  Net decrease in deposits                                                          (157,876)        (810,276)
  Proceeds from additional borrowings                                             11,829,493        9,147,953
  Principal payments on borrowings                                               (10,321,926)      (8,598,582)
  Net increase in securities sold under agreements to repurchase                   1,019,260          500,856
  Proceeds from FN Escrow Merger                                                          --          605,347
  Issuance of REIT Preferred Stock, net                                                   --          485,959
  Dividends to Parent                                                                 (2,628)              --
  Redemption of FN Holdings/FN Escrow Preferred Stock                                     --          (17,250)
  Redemption of FN Holdings Preferred Stock                                          (25,000)         (62,500)
  Dividends paid to minority stockholders, net of taxes                              (53,933)         (61,668)
  Issuance costs of FN Holdings Preferred Stock                                           --             (440)
  Capital contribution                                                                    --               39
  Capital distribution to parent                                                         (28)              --
                                                                                  ----------       ----------
      Net cash flows provided by financing activities                              2,287,362        1,167,755
                                                                                  ----------       ----------

Net change in cash and cash equivalents                                              (28,905)         172,217
Cash and cash equivalents at beginning of period                                     412,311          269,869
                                                                                  ----------       ----------
Cash and cash equivalents at end of period                                        $  383,406        $ 442,086
                                                                                  ==========       ==========





See accompanying notes to unaudited consolidated financial statements.

            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
              Notes to Unaudited Consolidated Financial Statements

(1) Basis of Presentation
    ---------------------

         The accompanying consolidated financial statements were prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions for meeting the requirements of Regulation S-X, Article 10 and therefore do not include all disclosures necessary for complete financial statements. In the opinion of management, all adjustments have been made that are necessary for a fair presentation of the financial position and results of operations and cash flows as of and for the periods presented. All such adjustments are of a normal recurring nature. The results of operations for the six months ended June 30, 1998 are not necessarily indicative of the results that may be expected for the entire fiscal year or any other interim period. Certain amounts for the six month period in the prior year have been reclassified to conform with the current period's presentation.

         The accompanying consolidated financial statements include the accounts of First Nationwide (Parent) Holdings Inc. ("Parent Holdings" or the "Company"), which owns directly 80% of the voting stock of First Nationwide Holdings Inc. ("FN Holdings"), which owns all of the common stock of California Federal Bank, A Federal Savings Bank and its subsidiaries. On January 3, 1997, First Nationwide Bank, A Federal Savings Bank merged with and into California Federal Bank, A Federal Savings Bank (the "Cal Fed Acquisition"). Unless the context otherwise indicates, (i) "Old California Federal" refers to California Federal Bank, A Federal Savings Bank prior to the consummation of the Cal Fed Acquisition and (ii) "California Federal" or "Bank" refers to California Federal Bank, A Federal Savings Bank, as the surviving entity after the consummation of the Cal Fed Acquisition, and to First Nationwide and its predecessors for periods prior to the Cal Fed Acquisition. All significant intercompany balances and transactions have been eliminated in consolidation. These financial statements should be read in conjunction with the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. All terms used but not defined elsewhere herein have meanings ascribed to them in the Company's Annual Report on Form 10-K.

         Minority interest represents amounts attributable to (i) the Bank Preferred Stock, (ii) the preferred stock of FN Holdings, (iii) the preferred stock ("REIT Preferred Stock") of California Federal Preferred Capital Corporation, a wholly owned subsidiary of the Bank, (iv) that portion of stockholder's equity of Auto One Acceptance Corporation, a subsidiary of the Bank ("Auto One"), attributable to 20% of its common stock, and (v) the results of operations and equity of FN Holdings attributable to its class B common stock, which is owned by Hunter's Glen/Ford Ltd. ("Hunter's Glen").

         Earnings per share data is not presented due to the limited ownership of the Company. Parent Holdings is a holding company whose only significant asset is its indirect ownership of 80% of the common stock of the Bank, and therefore all activities for the consolidated entity are carried out by the Bank and its operating subsidiaries.

(2) Acquisitions and Divestitures
    -----------------------------

         On February 4, 1998, Auto One acquired 100% of the partnership interests in Gulf States Acceptance Company, a Delaware limited partnership ("GSAC") and its general partner, Gulf States Financial Services, Inc., a Texas corporation. GSAC was liquidated and its assets and liabilities were transferred to Auto One (the "GSAC Acquisition"). The aggregate consideration paid in connection with the GSAC Acquisition was approximately $13.6 million plus a 20% interest in the common stock of Auto One.

         On February 4, 1998, Parent Holdings and Hunter's Glen entered into a definitive merger agreement ("Golden State Merger Agreement") with Golden State Bancorp Inc. ("Golden State"), the publicly traded parent company of Glendale Federal Bank, Federal Savings Bank ("Glendale Federal"), pursuant to which, Parent Holdings, Hunter's Glen and Golden State agreed to a tax-free exchange of shares in a merger transaction (the "Golden State Merger"), to be accounted for under the purchase method of accounting. In connection with the execution of the Golden State Merger Agreement, Golden State, Glendale Federal, the Bank, Stephen J. Trafton, Chairman of the Board, President and Chief Executive Officer of Golden State and Richard A. Fink, Vice Chairman of Golden State, entered into a Litigation Management Agreement ("Litigation Management Agreement") pursuant to which, among other things, Messrs. Trafton and Fink will oversee and manage the California Federal Litigation (hereinafter defined) and continue to oversee and manage similar litigation being prosecuted by Glendale Federal, following the consummation of the Golden State Merger. Following the Golden State Merger, the combined parent company, Golden State, will have approximately 135 to 145 million common shares outstanding and will continue to be a publicly traded company. As part of the Golden

            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
              Notes to Unaudited Consolidated Financial Statements

State Merger Agreement, Glendale Federal will be merged with and into the Bank. At March 31, 1998, Glendale Federal had total assets of approximately $15.9 billion and deposits of $9.7 billion and operated 181 branches and 26 loan offices in California. The Golden State Merger is subject to regulatory and stockholder approval and is expected to close during the third quarter of 1998.

         On March 29, 1998, the Company signed a definitive agreement to sell its Florida bank franchise (consisting of 24 branches with deposits of $1.5 billion) to Union Planters Bank of Florida, a wholly owned subsidiary of Union Planters Corp. (the "Florida Branch Sale"). The Company expects to record a pre-tax gain of approximately $110 million in connection with the Florida Branch Sale, representing a deposit premium of approximately 7.5%. On June 2, 1998, the Company received regulatory approval for this transaction, which is expected to close during the third quarter of 1998.

(3) Cash, Cash Equivalents, and Statement of Cash Flows
    ---------------------------------------------------

         The Company uses the indirect method to present cash flows from operating activities. Cash paid for interest for the six months ended June 30, 1998 and 1997 was $775.7 million and $706.1 million, respectively.

         During the six months ended June 30, 1998, noncash activity consisted of transfers of $62.4 million from loans receivable to foreclosed real estate, $5.5 million of loans made to facilitate sales of real estate owned and transfers of $3.2 million from loans held for sale (at lower of cost or market) to mortgage-backed securities classified as trading securities upon the securitization of certain of the Bank's single-family loans. Noncash activity also includes the retirement of preferred stock of $.8 million, the issuance of additional preferred stock through preferred stock dividends of $.1 million and dividends to parent of $2.7 million.

         During the six months ended June 30, 1997, noncash activity consisted of transfers of $86.8 million from loans receivable and $1.2 million from loans held for sale (at lower of cost or market) to foreclosed real estate, $21.6 million of loans made to facilitate sales of real estate owned, the issuance of additional preferred stock through preferred stock dividends of $1.4 million and the forgiveness of a $19 million loan from an affiliate of FN Holdings in exchange for the redemption of the FN Holdings/FN Escrow Preferred Stock.

(4) Minority Interest
    -----------------

         In connection with the GSAC Acquisition, Auto One issued 250 shares of its common stock, par value $1.00 per share, representing a 20% interest in Auto One. The carrying value of Auto One's common stockholders' equity attributable to the minority stockholders at June 30, 1998 is ($.2) million.

(5) Newly Issued Accounting Pronouncements
    --------------------------------------

         In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("SFAS No. 131"). SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. SFAS No. 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. This statement supersedes FASB Statement No. 14, Financial Reporting for Segments of a Business Enterprise, but retains the requirement to report information about major customers. It amends FASB Statement No. 94, Consolidation of All Majority-Owned Subsidiaries, to remove the special disclosure requirements for previously unconsolidated subsidiaries. This statement is effective for fiscal years beginning after December 15, 1997. In the initial year of application, comparative information for earlier years is to be restated. This statement need not be applied to interim financial statements in the initial year of application, but comparative information for interim periods in the initial year of application is to be reported in financial statements for interim periods in the second year of application. This statement has no impact on the financial condition or results of operations of the Company, but will require changes in the Company's disclosure requirements.

            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
              Notes to Unaudited Consolidated Financial Statements

         In February 1998, the FASB issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" ("SFAS No. 132"), an amendment of FASB Statements No. 87, No. 88 and No. 106. SFAS No. 132 revises employers' disclosures about pension and other postretirement benefit plans. It does not change the measurement or recognition of those plans. It standardizes the disclosure requirements for pensions and other postretirement benefits to the extent practicable, requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis, and eliminates certain disclosures that are no longer useful as they were when FASB Statements No. 87, Employers' Accounting for Pensions, No. 88, Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, and No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions, were issued. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997 and requires restatement of disclosures for earlier periods provided for comparative purposes, if available. It is not expected that the Company will experience any material revision in its disclosures when SFAS No. 132 is adopted.

         In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 establishes standards for derivative instruments and for hedging activities, and requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Under SFAS No. 133, an entity that elects to apply hedge accounting is required to establish at the inception of the hedge the method it will use for assessing the effectiveness of the hedging derivative and the measurement approach for determining the ineffective aspect of the hedge. SFAS No. 133 applies to all entities and amends FASB Statement No. 107, Disclosures About Fair Values of Financial Instruments, to include in Statement 107 the disclosure provisions about concentrations of credit risk from Statement 105. SFAS No. 133 supersedes FASB Statements No. 80, Accounting for Futures Contracts, No. 105, Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk, and No. 119, Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments. SFAS No. 133 also nullifies or modifies the consensuses reached in a number of issues addressed by the Emerging Issues Task Force. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Initial application of this statement should be as of the beginning of an entity's fiscal quarter; on that date, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. Earlier application of all of the provisions of SFAS No. 133 is encouraged, but is permitted only as of the beginning of any fiscal quarter that begins after issuance of this statement. SFAS No. 133 should not be applied retroactively to financial statements of prior periods. Management has not yet completed its analysis of SFAS No. 133 and is unable to determine the effect, if any, implementation may have on the Company's consolidated financial statements.

(6) Subsequent Event
    ----------------

         On August 6, 1998, GS Escrow Corp. ("GS Escrow") issued $2 billion in debt securities ("GS Escrow Notes"). The GS Escrow Notes were issued to fund a series of refinancing transactions described below. Upon consummation of the Golden State Merger and the refinancing transactions, GS Escrow will be merged (the "GS Escrow Merger") with and into Golden State Holdings Inc. ("GS Holdings"), which is currently named New First Nationwide Holdings Inc. ("New FN Holdings") and is a newly formed subsidiary of FN Holdings. Upon consummation of the Golden State Merger and the GS Escrow Merger, the GS Escrow Notes will be obligations of New FN Holdings. GS Holdings was formed to acquire all of the assets of FN Holdings (including all of the common stock of the Bank) as part of the Golden State Merger.

         Prior to the consummation of the Golden State Merger, (i) FN Holdings (or an affiliate other than GS Escrow) is expected to commence cash tender offers and consent solicitations (collectively, the "Debt Tender Offers") for each of its three outstanding series of long-term notes (the "FN Holdings Notes") which together have a total aggregate principal balance of $915 million; and (ii) FN Holdings (or an affiliate other than GS Escrow Corp.) is expected to commence cash tender offers (the "Bank Preferred Stock Tender Offers") for each of the Bank's two outstanding series of preferred stock which together have a total aggregate liquidation preference of $473.2 million.

         The Debt Tender Offers and Bank Preferred Stock Tender Offers are expected to close subsequent to the closing of the Golden State Merger.

            FIRST NATIONWIDE (PARENT) HOLDINGS INC. AND SUBSIDIARIES
              Notes to Unaudited Consolidated Financial Statements

         After the closing of the Golden State Merger and concurrently with the closings of the Debt Tender Offers, Golden State Financial Corporation (an entity that will own 100% of the common stock of GS Holdings following the consummation of the Golden State Merger), as the successor obligor, is expected to give a 30-day notice of redemption for all of the outstanding $455 million aggregate principal amount of 12 1/2% Senior Notes Due 2003 of Parent Holdings (the "Parent Holdings Notes"), and to irrevocably deposit in trust money or government obligations in an amount sufficient to pay the redemption price therefor, together with any accrued and unpaid interest to the date of redemption, for the purpose of defeasing the Parent Holdings Notes (the "Parent Holdings Defeasance").

         The Debt Tender Offers, the Bank Preferred Stock Tender Offers and the Parent Holdings Defeasance will be financed with the net proceeds from the offering of the GS Escrow Notes and, to the extent required, a cash dividend from the Bank.

         There can be no assurance that all of the outstanding FN Holdings Notes will be tendered to and purchased by FN Holdings in the Debt Tender Offers. Any FN Holdings 12 1/4% Senior Notes that remain outstanding after the consummation of the Debt Tender Offers will rank pari passu with the GS Escrow Notes and any FN Holdings 9c% Senior Subordinated Notes or FN Holdings 10e% Senior Subordinated Notes that remain outstanding after the consummation of the Debt Tender Offers will be subordinated in right of payment to the GS Escrow Notes.

         It is not expected that all of the Bank Preferred Stock will be purchased in the Bank Preferred Stock Tender Offers. FN Holdings expects to purchase any outstanding Bank Preferred Stock not acquired in the Bank Preferred Stock Tender Offers once it becomes redeemable (April 1, 1999 in the case of the 10 5/8% Preferred Stock and September 1, 1999 in the case of the 11 1/2% Preferred Stock).


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